SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

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Securities Exchange Act of 1934

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MassMutual Institutional Funds

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MASSMUTUAL INSTITUTIONAL FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Money Market Fund

MassMutual Short-Duration Bond Fund

MassMutual Inflation-Protected Bond Fund

MassMutual Diversified Bond Fund

MassMutual Balanced Fund

MassMutual International Equity Fund

(collectively, the “Funds” and each, a “Fund”)

INFORMATION STATEMENT

September 24, 2004

The Trustees of MassMutual Institutional Funds (the “ Trust”) are distributing this Information Statement in connection with the reorganization of each Fund into a corresponding series of The DLB Fund Group (the “Reorganizations”). This Information Statement is being delivered to shareholders of record as of September 3, 2004 on or about September 24, 2004.

As required by federal securities laws, the Funds are distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (in its capacity as the majority shareholder of each Fund, the “Majority Shareholder”). The Majority Shareholder anticipates approving the Reorganizations by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Reorganization of the Funds

At a Special Meeting held on July 6, 2004, the Trustees approved the reorganization of each Fund from a separate series of the Trust into a separate, corresponding series (a “New Fund”) of The DLB Fund Group, a Massachusetts business trust (the “DLB Trust”). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a “Plan”) which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund. This Proposal also would authorize the temporary amendment of the existing fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary, to complete the Fund’s Reorganization.

The DLB Trust is a Massachusetts business trust governed by Massachusetts law. The DLB Trust is governed by an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time. The DLB Trust has separate series representing different portfolios. Each series of the DLB Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and each series may be further divided into separate classes. The New Funds will continue the business of the Funds. Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund, and will have the same management fees and total expense ratios as the corresponding Fund. In each Reorganization, the shareholders of a Fund will receive shares of the corresponding New Fund which are of the same class as the shares of the Fund they currently hold, as further described below. The following table sets forth for each Fund the corresponding New Fund:

Fund	New Fund
MassMutual Money Market Fund	DLB Money Market Fund
MassMutual Short-Duration Bond Fund	DLB Short-Duration Bond Fund
MassMutual Inflation-Protected Bond Fund	DLB Inflation-Protected Bond Fund
MassMutual Diversified Bond Fund	DLB Diversified Bond Fund
MassMutual Balanced Fund	DLB Balanced Fund
MassMutual International Equity Fund	DLB International Equity Fund

Background and Reasons for the Reorganizations

At a special meeting held on July 6, 2004, the Board of Trustees of the Trust, including all Trustees who are not “interested persons” of the Funds, the Manager or the Distributor (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization of each Fund and recommended shareholder approval of the Reorganization. The Board of Trustees was assisted in its determination by independent legal counsel for the Independent Trustees. The Board of Trustees of each Fund determined that the Reorganization of the Trust would be in the best interests of the Fund, and that the interests of the Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process and will have the same investment objectives, policies and restrictions as the corresponding Fund.

The Board of Trustees also took into account the fact that the expected costs of the proposed Reorganizations, including the fees associated with registering the sale of each New Fund’s shares to be issued in the proposed Reorganizations, accounting fees, and legal fees, would be borne by MassMutual and its affiliates and not the Trust or the Funds.

Agreement and Plan of Reorganization

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund (“Reorganization Shares”), all as of the Exchange Date (defined in each Plan to be October 31, 2004 or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Appendix A to this Information Statement.

Each Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund (i) a number of full and fractional Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to its Class S shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class S shares of the Fund; (ii) a number of full and fractional Class Y Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class Y shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class Y shares of the Fund; (iii) a number of full and fractional Class L Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class L shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class L shares of the Fund; (iv) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class A shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class A shares of the Fund; and (v) a number of full and fractional Class N Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class N shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class N shares of the Fund.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of each Reorganization, and the tax basis of the Reorganization Shares received by each Fund shareholder will be the same in the aggregate as the tax basis of the shareholder’s Reorganization shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. For more information about the tax consequences of the proposed Reorganizations, see “Federal Income Tax Consequences” below.

Immediately following the Exchange Date, each Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Fund, with Class S Reorganization Shares being distributed to holders of Class S shares of the Fund, Class Y Reorganization Shares being distributed to holders of Class Y shares of the Fund, Class L Reorganization Shares being distributed to holders of Class L shares of the Fund, Class A Reorganization Shares being distributed to holders of Class A shares of the Fund, and Class N Reorganization Shares being distributed to holders of Class N shares of the Fund. As a result of the proposed transaction, each holder of Class S, Y, L, A and N shares of the Fund will receive a number of Class S, Y, L, A and N Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class S, Y, L, A and N shares, respectively, of the Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Class S, Y, L, A and N Reorganization Shares due such shareholder. Because the shares of the New Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the relevant Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by the Manager and/or its affiliates.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Reorganization Shares

Full and fractional Reorganization Shares will be issued to each Fund’s shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class S, Y, L, A and N shares of the New Fund, which will have characteristics no less favorable to the holder than those of the corresponding class of Fund shares with respect to contingent deferred sales charges (“CDSCs”), if applicable. For purposes of determining the CDSC payable on redemption of Class A and Class N Reorganization Shares, (i) such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A and N shares of the Fund, and (ii) any CDSC will be applied for the same period and at the same rate as was in effect for the Fund at the time the shares of the Fund were originally purchased. Class A and N Reorganization Shares will be subject to service and distribution fees, payable under the New Fund’s Class A and Class N Distribution and Service Plan and Agreements, which are identical in all material respects to the Fund’s existing Class A and Class N Distribution and Service Plan and Agreements.

Other Matters

The investment objectives, policies and restrictions of each Fund will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, the investment adviser, MassMutual Life Insurance Company (the “Adviser”), investment sub-adviser and principal underwriter of each Fund will be the same for each New Fund. Furthermore, the management fees and total expense ratios of each Class of each New Fund will be the same as for each class of the corresponding Fund.

About the Trust and the DLB Trust

The Funds are each separate series of the Trust, a Massachusetts business trust governed by Massachusetts law. The New Funds will be separate series of the DLB Trust, also a Massachusetts business trust governed by Massachusetts law. The Funds are governed by an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time. The New Funds will be governed by an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time. These charter documents are similar but not identical to one another, and therefore shareholders of the funds may have different rights.

Shareholders of the Funds and the New Funds have a number of rights in common. Shares of the Funds entitle their holders to one vote for each dollar (or a proportional fractional vote for each fraction of a dollar) of net asset value per share of each series or class for each share held. Shares of the New Funds entitle their holders to one vote per share, with fractional shares voting proportionally. With respect to the both the Funds and the New Funds, a separate vote will be taken by the applicable fund or class of shares on matters affecting the particular fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular fund would be voted upon only by shareholders of that fund and adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each fund have noncumulative voting rights with respect to the election of Trustees. Neither trust is required to hold annual meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the applicable Declaration of Trust, or by the applicable Bylaws. Shares of the funds have no preemptive, conversion or subscription rights, and are fully-paid, non-assessable (except as set forth below) and transferable. Shares of the funds are entitled to dividends as declared by its Trustees, and if a fund were liquidated, each class of shares of that fund would receive the net assets of the fund attributable to said class.

Shareholders of the funds are also entitled to indemnification out of the assets of their fund to the extent that they are held personally liable for the obligation of the fund by reason of being a shareholder. All consideration received by a trust for the issue or sale of shares of the applicable fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the trust and belong irrevocably to the fund for all purposes, subject only to the rights of creditors.

Either trust or any series thereof (including the funds) may be terminated by vote of its Trustees, or at a meeting of its shareholders by vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Declarations of Trust governing both the Funds and the New Funds may be amended and/or restated at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the holders of a majority of the shares outstanding and entitled to vote.

The voting powers of shareholders of each fund are substantially similar. Quorum for a shareholder meeting of the Funds is 30% of the shares entitled to vote in person or by proxy, except that, where the vote is by series or class, then the quorum is 30% of the aggregate number of votes of that series or class entitled to vote. Quorum for a shareholder meeting of the New Funds is 10% of the shares entitled to vote in person or by proxy, and, where the vote is by series or by class, the quorum is 10% of the shares of that series or class entitled to vote.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Funds and the New Funds. It is qualified in its entirety by reference to the charter documents themselves.

About the DLB Trust’s Trustees

The DLB Trust’s Board of Trustees (the “DLB Board”) will be responsible for overseeing the activities of the New Funds and their service providers. Currently, the Board consists of five trustees, one of whom is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and four of whom are not interested persons of the DLB Trust (each an “Independent DLB Trustee”). Two new Independent DLB Trustees have been proposed for election to the DLB Board.

Two Independent DLB Trustees are proposed to be elected by the shareholders as Trustees of the DLB Trust, each to hold office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor. The Nominees for election as Trustees are Ronald J. Abdow and Corine T. Norgaard. The remaining Trustees, Ms. Furman and Messrs. El-Hage, McClintock, Nenneman and Kandarian, have previously been elected by the shareholders of the DLB Trust and will continue to serve as Trustees.

Set forth below after the name of each Nominee and each Trustee is his or her position(s) with the Trust; age; term of office and length of time served; principal occupation during the past five years; certain other of the Trustees’ directorships; and certain other information.

Information about Nominees

Name, Address[1] and Age	Position(s) Held With The DLB Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee[3]

Ronald J. Abdow Age: 72	Nominee	N/A	President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College.	16+	Trustee (since 2002) Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (closed-end investment company); Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Corine T. Norgaard Age: 67	Nominee	N/A	Director (since 1997), The Advest Bank; Dean (1996-2004), Barney School of Business, University of Hartford.	16+	Trustee (since 1993), Aetna Series Fund (investment company); Director (since 1992), Aetna Variable Series Fund; Trustee (since 1998), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies).

[1]	The address for each Nominee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.
[2]	Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
[3]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the 1940 Act.

Information About Current Trustees Who Are Not Nominees

Each of the following Trustees of the DLB Trust will continue to serve in such capacity until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.

Name, Address[1] and Age	Position(s) Held With The DLB Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]

Interested Trustee

Kevin M. McClintock[4] c/o Babson Capital Management LLC, One Memorial Drive Cambridge, MA 02142 Age: 42	President and Principal Executive Officer Trustee	Since 2003 Since 1999	Managing Director and Director, David L. Babson & Company Inc., 1999-present; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International), 1999-present; Director of Equities and Fixed Income, Dreyfus Corporation, 1995-1999	16	None.

Independent Trustees

Nabil N. El-Hage c/o Babson Capital Management LLC, One Memorial Drive Cambridge, MA 02142 Age: 45	Trustee Audit Committee Chairman	Since 2003 Since 2003	Senior Lecturer, Finance, Harvard Business School, January 2003-present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager, Global Entertainment Ventures, LLC (single purpose entity affiliated with Jeepers! Inc. (2001-present)).	16	None.

Maria D. Furman c/o Babson Capital Management LLC, One Memorial Drive Cambridge, MA 02142 Age: 50	Trustee	Since June 2004	Managing Director, Director, and Portfolio Manager, Standish, Ayer and Wood (investment management, 1976-2002)).	16	None.

Steven A. Kandarian c/o Babson Capital Management LLC, One Memorial Drive Cambridge, MA 02142 Age: 52	Trustee Nominating and Governance Committee Chairman	Since January 2002 Since 2003	Executive Director, Pension Benefit Guaranty Corp. (a federal pension agency), December 2001-February 2004; Managing Director, Orion Partners, L.P. (a private equity fund), 1993-November 2001.	18	Trustee, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end mutual funds) since February 2002.

Richard Nenneman c/o Babson Capital Management LLC, One Memorial Drive Cambridge, MA 02142 Age: 74	Trustee	Since 1994	Retired. Currently sits on boards of various civic associations.	16	None.

[1]	The address for each Trustee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.

[2]	Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
[3]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Exchange Act or are registered as investment companies under the 1940 Act. MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
[4]	Mr. McClintock is an “Interested Person” as that term is defined in the 1940 Act, through his employment with Babson

Additional information about the Board of the DLB Trust is set forth in the Information Statement relating to the election of Trustees of the DLB Trust, a copy of which may be obtained without charge by writing to the DLB Trust c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, except as noted below: (i) under Section 361 of the Code, no gain or loss will be recognized by the Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iii) under Section 358 of the Code, the tax basis of the Reorganization Shares that the Fund’s shareholders receive in place of their Fund shares will be the same as the basis in the Fund shares; (iv) under Section 1223(1) of the Code, a shareholder’s holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund as a result of the reorganization; (vi) under Section 362(b) of the Code, the New Fund’s tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund’s basis in such assets immediately prior to such exchange; (vii) under Section 1223(2) of the Code, the New Fund’s holding period in such assets will include the Fund’s holding period in such assets and (viii) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any. The opinion will be based on certain factual certifications made by officers of the Trust and the Funds and will also be based on customary assumptions. Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Other Information

Adviser’s Address.    The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator.    The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1414 Main Street, Springfield, Massachusetts 01144. MML Distributors, LLC is an indirect, majority-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. Investors Bank & Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Annual and Semi-Annual Reports.    The Trust has previously sent its Annual and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares.    Appendix B to this Information Statement lists (i) the total number of shares outstanding and entitled to vote as of September 3, 2004 for each class of the Funds’ shares, (ii) information concerning shareholders who were known to be record holders of more than 5% for each class of the Funds’ shares as of September 3, 2004 and (iii) beneficial ownership information for each class of the Funds’ shares by the Trustees and officers of the Funds as of September 3, 2004. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

Vote Required.    Approval of the Reorganizations requires the affirmative vote of a majority of the outstanding voting securities of each Fund entitled to vote on such Reorganization. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present for or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust’s Bylaws, it intends to execute a consent, which would by itself constitute the necessary shareholder approval for all Reorganizations. No action is required to be taken by you as a shareholder of the Trust; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Form Of

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                 , 2004 in Boston, Massachusetts, by and between The DLB Fund Group (the “DLB Fund”), a Massachusetts business trust, on behalf of its                  Fund series (“Acquiring Fund”), MassMutual Institutional Funds (the “MM Fund”), a Massachusetts business trust, on behalf of its                  Fund series (“Acquired Fund”) and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.

PLAN OF REORGANIZATION

(a)  Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date; (ii) a number of full and fractional Class L shares of beneficial interest of Acquiring Fund (the “Class L Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class L shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class L shares of Acquired Fund assumed by Acquiring Fund on such date; (iii) a number of full and fractional Class N shares of beneficial interest of Acquiring Fund (the “Class N Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class N shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class N shares of Acquired Fund assumed by Acquiring Fund on such date; (iv) a number of full and fractional Class S shares of beneficial interest of Acquiring Fund (the “Class S Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class S shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class S shares of Acquired Fund assumed by Acquiring Fund on such date; and (v) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the “Class Y Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, the Class L Merger Shares, the Class N Merger Shares, the Class S Merger Shares, and the Class Y Merger Shares shall be referred to collectively as the “Merger Shares.” It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)  Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class A, Class L, Class N, Class S and Class Y shareholders of record as of the Exchange Date Class A, Class L, Class N, Class S and Class Y Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class L, Class N, Class S or Class Y Merger Shares that the number of Class A, Class L, Class N, Class S and Class Y shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class A, Class L, Class N, Class S or Class Y shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a)  Acquiring Fund is a series of DLB Fund, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. DLB Fund is not required to qualify as a foreign association in any jurisdiction. Each of DLB Fund and Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)  DLB Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  Reserved.

(d)  Reserved.

(e)  There are no material legal, administrative or other proceedings pending or, to the knowledge of DLB Fund or Acquiring Fund, threatened against DLB Fund or Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of DLB Fund or Acquiring Fund.

(f)  Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)  The definitive information statement of Acquired Fund filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 14c-5(b) under the 1934 Act and relating to the written consent of Acquired Fund’s shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the “Acquired Fund Information Statement”), on the date of such filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the Massachusetts Mutual Life Insurance Company written consent referred to in Section 7(a) below and on the Exchange Date, the Acquired Fund Information Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Information Statement made in reliance upon and in conformity with information furnished by DLB Fund and Acquiring Fund for use in the Acquired Fund Information Statement.

(i)  There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in DLB Fund’s currently-effective registration statement on Form N-1A.

(j)  Acquiring Fund has no shares of beneficial interest issued and outstanding.

(k)  Acquiring Fund was established by the Trustees of DLB Fund in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l)  Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of DLB Fund’s officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)  The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n)  The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a)  Acquired Fund is a series of MM Fund, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. MM Fund is not required to qualify as a foreign association in any jurisdiction. Each of MM Fund and Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)  MM Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2003, such statements and schedule having been audited by Deloitte & Touche LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended June 30, 2004, have been furnished to Acquiring Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)  The prospectus and statement of additional information dated May 1, 2004, previously furnished to Acquiring Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively, the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e)  There are no material legal, administrative or other proceedings pending or, to the knowledge of MM Fund or Acquired Fund, threatened against MM Fund or Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of MM Fund or Acquired Fund.

(f)  Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2003, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2003, whether or not incurred in the ordinary course of business.

(g)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)  The Acquired Fund Information Statement, on the date of its filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the Massachusetts Mutual Life Insurance Company written consent referred to in Section 7(a) below and on the Exchange Date, the Acquired Fund Information Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Information Statement made in reliance upon and in conformity with information furnished by DLB Fund or Acquiring Fund for use in the Acquired Fund Information Statement.

(i)  There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus.

(j)  All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k)  Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l)  Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of MM Fund’s officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)  At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” shall mean Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2003 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n)  No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o)  At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

3. Reorganization.

(a)  Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after December 31, 2003 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class L, Class N, Class S and Class Y Merger Shares received by it to the Class A, Class L, Class N, Class S and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b)  As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c)  Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d)  The Valuation Time shall be 4:00 p.m. Boston time on                         , 2004, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class L Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class L shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class L shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class N Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class N shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class N shares of Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class S Merger Shares having an aggregate net asset value equal to the value of the assets of

Acquired Fund attributable to Class S shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class S shares of Acquired Fund assumed by Acquiring Fund on that date; and (v) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date.

(a)  The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b)  The net asset value of the Class A, Class L, Class N, Class S and Class Y Merger Shares, and the value of the assets and liabilities of the Class A, Class L, Class N, Class S and Class Y shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures Acquiring Fund would use in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c)  No adjustment shall be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d)  Reserved.

(e)  Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class A shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class L Merger Shares to the Class L shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class L shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class N Merger Shares to the Class N shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class N shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class S Merger Shares to the Class S shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class S shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class Y Merger Shares to the Class Y shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class Y shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f)  Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a)  All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement will be borne by Massachusetts Mutual Life Insurance Company. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)  Reserved.

(c)  Reserved.

(d)  Reserved.

(e)  Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)  MM Fund, on behalf of Acquired Fund, agrees to solicit the consent of Massachusetts Mutual Life Insurance Company, Acquired Fund’s majority shareholder, as soon as is practicable after the date of filing of the definitive Acquired Fund Information Statement for the purpose of approving the matters contemplated by this Agreement.

(b)  Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of MM Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c)  Reserved.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of MM Fund (including a majority of those Trustees who are not “interested persons” of MM Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of DLB Fund (including a majority of those Trustees who are not “interested persons” of DLB Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) 50% of the outstanding shares of Acquired Fund.

(b)  That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund’s behalf by MM Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2003, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)  That MM Fund, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by MM Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from Deloitte & Touche LLP dated the Exchange Date, setting forth findings of Deloitte & Touche LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertions that (i) for the short taxable period from January 1, 2004 to the Exchange Date, Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, Acquired Fund has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, Acquired Fund has no liability for federal excise tax purposes under section 4982 of the Code.

(e)  That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)  That Acquiring Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) MM Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by MM Fund, on behalf of Acquired Fund, and, assuming that the Acquired Fund Information Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by DLB Fund, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MM Fund’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which MM Fund or Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in MM Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of MM Fund whose responsibility it is to advise MM Fund and Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MM Fund, on behalf of Acquired Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g)  That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund, and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(h)  That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

(i)  Reserved.

(j)  That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)  That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l)  Reserved.

(m)  That Acquired Fund’s custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n)  That Acquired Fund’s transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o)  That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p)  That Acquiring Fund shall have received from Deloitte & Touche LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of Deloitte & Touche LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 10.1 of Acquiring Fund’s Bylaws pursuant to the procedures that would be utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q)  That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of MM Fund (including a majority of those Trustees who are not “interested persons” of MM Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of DLB Fund (including a majority of those Trustees who are not “interested persons” of DLB Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) 50% of the outstanding shares of Acquired Fund.

(b)  Reserved.

(c)  That DLB Fund, on behalf of Acquiring Fund, shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)  That DLB Fund, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by DLB Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)  That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)  That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) DLB Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by DLB Fund, on behalf of Acquiring Fund, and, assuming that the Acquired Fund Information Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by MM Fund, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate DLB Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which DLB Fund or Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in DLB Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of DLB Fund whose responsibility it is to advise DLB Fund and Acquiring Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by DLB Fund, on behalf of Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)  That Acquired Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (ii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of Acquired Fund for Merger Shares, (iii) the aggregate basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, (iv) an Acquired Fund shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund’s shares as a capital asset, and (v) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(h)  That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i)  Reserved.

(j)  That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a)  MM Fund, on behalf of Acquired Fund, will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, DLB Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to MM Fund or Acquired Fund contained in the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to MM Fund or Acquired Fund required to be stated therein or necessary to make the statements relating to MM Fund or Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of MM Fund. The Indemnified Parties will notify MM Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). MM Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if

MM Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. MM Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that MM Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)  DLB Fund, on behalf of Acquiring Fund, will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, MM Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to DLB Fund or Acquiring Fund contained in the Acquired Fund Information Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to DLB Fund or Acquiring Fund required to be stated therein or necessary to make the statements relating to DLB Fund or Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of DLB Fund. The Indemnified Parties will notify DLB Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). DLB Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if DLB Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. DLB Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that DLB Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it, or MM Fund or DLB Fund, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and Acquiring Fund may, by mutual consent of the trustees of MM Fund and the trustees of DLB Fund on behalf of Acquired Fund and Acquiring Fund, respectively, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by                     , 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of MM Fund and DLB Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of MM Fund and DLB Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of MM Fund or DLB Fund, or shareholders of Acquired Fund or Acquiring Fund, individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

The DLB Fund Group, on behalf of its Fund series

By:
Title:

MassMutual Institutional Funds, on behalf of its Fund series

By:
Title:

Massachusetts Mutual Life Insurance Company

By:
Title:

Appendix B

Shares Outstanding

For each class of the Funds’ shares, the number of shares outstanding as of September 3, 2004 was as follows:

MassMutual Money Market Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	N/A
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the Money Market Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the Money Market Fund, as that term is defined in the 1940 Act.

MassMutual Short-Duration Bond Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	[	]
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the Short-Duration Bond Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the Short-Duration Bond Fund, as that term is defined in the 1940 Act.

MassMutual Inflation-Protected Bond Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	[	]
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the Inflation-Protected Bond Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of

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Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the Inflation-Protected Bond Fund, as that term is defined in the 1940 Act.

MassMutual Diversified Bond Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	[	]
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the Diversified Bond Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the Diversified Bond Fund, as that term is defined in the 1940 Act.

MassMutual Balanced Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	[	]
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the Balanced Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the Balanced Fund, as that term is defined in the 1940 Act.

MassMutual International Equity Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	[	]
Class Y	[	]
Class L	[	]
Class A	[	]
Class N	[	]
Total	[	]

Ownership of Shares

As of September 3, 2004, the Trustees and officers of the Trust did not own any shares of the International Equity Fund. As of September 3, 2004, Massachusetts Mutual Life Insurance Company owned of record [    ]% of Classes [    ] and [    ] and [    ]% of Classes [    ], [    ] and [    ], and therefore for certain purposes may be deemed to “control” the International Equity Fund, as that term is defined in the 1940 Act.

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